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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 13, 2002
                                                         -----------------
                               800AMERICA.COM INC.
                               -------------------
             (Exact name of registrant as specified in its charter)

     NEVADA                            000-28547              87-0567884
     ------                            ---------              ----------
(State or other jurisdiction  (Commission File Number)       (IRS Employer
 of  incorporation)                                     Identification No.)

     420  LEXINGTON  AVENUE,  NY,  NY                            10170
     --------------------------------                         --------
(Address  of principal executive offices)                    (Zip Code)

Registrant's  telephone  number,  including  area code: (800) 999-5048
                                                        --------------



         (Former name or former address, if changed since last report.)

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Item  4.  Changes  in  Registrant's  Certifying  Accountant.
          -------------------------------------------------

          On November 14, 2002, the Registrant's independent auditors, Piltz, Williams, LaRosa & Company ("Piltz") resigned as the Registrant's accountants as a result of the investigation of the Registrant by the Securities and Exchange Commission discussed below in Item 5. Since Piltz had only been engaged by the Registrant since June, 2002, it never issued an audit report on the Registrant's financial statements. In its resignation letter to the Registrant, Piltz stated that "certain information has come to our attention that has caused us to lose confidence in the integrity of the company's management." The Registrant has no plans to appoint a new independent auditor at this time.

Item  5.  Other  Events
          -------------

          On November 13, 2002, the Securities and Exchange Commission filed an enforcement action against the Registrant to halt what it alleges is a pervasive, ongoing fraud at the Registrant. The complaint, filed in U.S. District Court in Manhattan, names as defendants the Registrant, David Elie Rabi, its chief executive officer, chief financial officer and a director of the Registrant and Tillie Ruth Steeples, an alleged undisclosed control person of the Registrant. The complaint alleges, among other things, violations by the defendants of the antifraud provisions, registration requirements, falsifications of company books and records and reporting requirements of the federal securities laws. The complaint also states that Mr. Rabi, in 1997, using the alias Edward Rabie, pleaded guilty in Kentucky state court to charges of securities fraud, acting as an unregistered broker-dealer and selling unregistered securities, and Ms. Steeples pleaded guilty to charges of delivering cocaine into a detention facility where prisoners are quartered in 1996.

          On November 13, 2002, the Securities and Exchange Commission suspended trading in the Registrant's securities until 11:59 p.m. on November 26, 2002.

          On  November  13,  2002,  the  United States Attorney's Office for the
Southern District of New York filed a criminal complaint charging David Elie Rabi and Tillie Ruth Steeples with securities fraud arising from the alleged fraud of the Registrant; Mr. Rabi and Ms. Steeples were arrested in connection with the charges and are currently in federal custody.

          On November 13, 2002, the United States District Court for the Southern District of New York, among other things, appointed Michael S. Sommer, an attorney at the law offices of McDermott, Will & Emery, as temporary receiver for the Registrant to preserve the status quo, ascertain the financial condition of the Registrant, and the disposition of investor funds, prevent further dissipation of the Registrant's property and assets, prevent loss, damage and injury to investors, preserve the Registrant's books, records and documents and be available to respond to investor inquiries. On November 21, 2002, the District Court entered a preliminary injunction, which, among other things, appointed Mr. Sommer as Receiver pending a final disposition of the SEC's

                                        2
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enforcement  action.  The  Receiver  is  in  the  process  of  assessing  the
Registrant's financial condition and operations. The Receiver has set up the following phone number to take all investor inquiries: 212-547-5622.

          A copy of the Registrant's press release related to these events is filed as an exhibit to this Form 8-K.

Item  7.  Financial  Statements  and  Exhibits
          ------------------------------------

Financial  Statements

               Not  Applicable.

Pro  forma  Financial  Statements

               Not  Applicable.

          (c)  Exhibits

               99.01 Letter to Securities and Exchange Commission, dated November 25, 2002 from Piltz, Williams, LaRosa & Company.

Press  Release  dated  November  25,  2002.

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          800America.com  Inc.


Dated:  November  25,  2002               By:     /s/  Michael  S.  Sommer
                                                  ------------------------
                                                  Michael  Sommer
                                                  Receiver
                                        4
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                                  EXHIBIT INDEX
                                  -------------



Exhibit No.                                   Description
-----------                                   -----------

     99.01 Letter to Securities and Exchange Commission, dated November 25, 2002 from Piltz, Williams, LaRosa & Company.

     99.02       Press  Release  dated  November  25,  2002.


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